SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): November 13, 2006


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                      0-5905                      62-0156300
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(State of incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.
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                  On November 13, 2006, Chattem, Inc. (the "Company") issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing a proposed private placement of convertible senior notes due 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  In addition, attached as Exhibit 10.1 hereto is a copy of that certain Asset Purchase Agreement (the "Agreement"), dated October 5, 2006, by and among the Company, Johnson & Johnson ("J&J") and Pfizer Inc. ("Pfizer"), pursuant to which, among other things, the Company has agreed to acquire the U.S. rights to certain brands currently owned by J&J and the consumer healthcare business of Pfizer, including ACT(R), Unisom(R), Cortizone, Kaopectate(R) and Balmex(R), as previously announced by the Company. Exhibit 10.1 is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.
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                  (d) Exhibits:

                           10.1 Asset Purchase Agreement, dated as of October 5, 2006, by and among Chattem, Inc., Johnson & Johnson and Pfizer Inc.

                           99.1     Press Release dated November 13, 2006


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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 15, 2006                     CHATTEM, INC.


                                      By    /s/ Theodore K. Whitfield, Jr.
                                            ------------------------------
                                            Theodore K. Whitfield, Jr.
                                            Vice President, General Counsel
                                            and Secretary


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                                  EXHIBIT INDEX
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Exhibit No.                Exhibit Description
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10.1                       Asset Purchase Agreement, dated as of October 5,
                           2006, by and among Chattem, Inc., Johnson & Johnson and Pfizer Inc.

99.1                       Press Release dated November 13, 2006